UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 7, 2011

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 7, 2011, Authentidate Holding Corp. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with C.K. Cooper & Co., Inc. (“CKCC”) and an Engagement Agreement (the “Engagement Agreement”) with Rodman & Renshaw LLC (“Rodman”) whereby it engaged them as co-placement agents (the “Placement Agents”) in connection with a registered direct offering by the Company to select investors of an aggregate of up to 5,875,004 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”) and warrants to purchase up to an aggregate of 2,937,502 shares of Common Stock (the “Warrants”).

In addition, as of October 7, 2011, the Company entered into a securities purchase agreement with certain institutional and/or accredited investors pursuant to which the Company agreed to sell an aggregate of up to 5,875,004 shares of its Common Stock and Warrants to purchase up to a total of 2,937,502 shares of its common stock to the investors for gross proceeds of $4,112,501. The purchase price of a share of Common Stock and Warrant is $0.70. The Warrants will be exercisable for a period of four years commencing on the six month anniversary of the date on which they are issued and will have an initial exercise price of $1.00 per share. The exercise price of the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.

In connection with the offering, we agreed to pay CKCC a fee equal to 7.5% of the gross proceeds from the sale of the shares of Common Stock and Warrants in this offering, provided that if any shares and Warrants are issued and sold to any of the investors previously identified by us and approved by them, then the fee payable to CKCC shall be equal to 2.5% of the proceeds from such investor. Further, CKCC’s fee shall be equal to 3.5% of the proceeds received by us from the sale of securities to certain investors agreed upon by both placement agents. CKCC will not be entitled to a fee with respect to any investor introduced solely by the co-placement agent. In addition, we agreed to reimburse CKCC for its reasonable expenses up to an amount equal to 1.2% of the gross proceeds of the offering. We agreed to pay Rodman a fee equal to 5% of the gross proceeds raised in the offering from investors introduced by it and a fee of 2.5% of the gross proceeds raised from other investors. Further, we agreed to reimburse Rodman for its expenses up to a maximum of 1% of the aggregate gross proceeds raised in the offering; provided that such reimbursement shall not cause its aggregate compensation to exceed 3.3% of the aggregate proceeds of the offering. The Placement Agency and Engagement Agreements contain other terms and conditions that are generally customary for transactions of this nature.

The closing of the offering is expected to take place by October 13, 2011, subject to the satisfaction of customary closing conditions. The net proceeds to the Company from the registered direct offering, after deducting placement agent fees and expenses and the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants issued in the offering, are expected to be approximately $3,638,000.

The Common Stock and Warrants, and the shares of common stock issuable upon exercise of the Warrants will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on October 11, 2011 in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-161220), which was declared effective by the Securities and Exchange Commission on September 30, 2009.

The description of terms and conditions of the Placement Agency Agreement, the Engagement Agreement, the form of Warrant, and securities purchase agreement set forth herein does not purport to be complete and is qualified in its entirety by the full text of the form of the Placement Agency Agreement, Engagement Agreement, Warrant and securities purchase agreement, which are attached hereto as Exhibit 1.1, 1.2, 4.1 and 10.1, respectively, and incorporated herein by reference. The opinion of Becker & Poliakoff, LLP relating to the legality of the issuance and sale of the shares of common stock, warrants and shares of common stock issuable upon exercise of the warrants in the offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

One of the investors in the offering, Lazarus Investment Partners LLLP, which was the beneficial owner of approximately 13.7% of our outstanding shares of Common Stock immediately prior to the offering, agreed to purchase 1,428,571 shares of Common Stock and 714,285 Warrants. The manager of the general partner of Lazarus Investment Partners, LLLP, is the brother of Dr. Todd A. Borus, a member of our board of directors. In addition, Douglas B. Luce, the brother of J. David Luce, a member of our board of directors, agreed to purchase 571,428 shares of Common Stock and 285,714 Warrants. The participation by these investors was on the same terms as the other investors in the offering.

Item 8.01	Other Events.

The Company issued a press release announcing the offering on October 7, 2011. Such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Placement Agency Agreement by and between Authentidate Holding Corp. and C.K. Cooper & Co., Inc., dated as of October 7, 2011

1.2	Engagement Agreement by and between Authentidate Holding Corp. and Rodman & Renshaw, LLC, dated as of October 7, 2011

4.1	Form of Warrant issuable to investors

5.1	Opinion of Becker & Poliakoff, LLP

10.1	Form of Securities Purchase Agreement

23.1	Consent of Becker & Poliakoff, LLP (reference is made to Exhibit 5.1)

99.1	Press Release of Authentidate Holding Corp. dated October 7, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ O’Connell Benjamin
Name: O’Connell Benjamin
Title: Chief Executive Officer

Date: October 12, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement by and between Authentidate Holding Corp. and C.K. Cooper & Co., Inc., dated as of October 7, 2011

1.2	Engagement Agreement by and between Authentidate Holding Corp. and Rodman & Renshaw, LLC, dated as of October 7, 2011

4.1	Form of Warrant issuable to investors

5.1	Opinion of Becker & Poliakoff, LLP

10.1	Form of Securities Purchase Agreement

23.1	Consent of Becker & Poliakoff, LLP (reference is made to Exhibit 5.1)

99.1	Press Release of Authentidate Holding Corp. dated October 7, 2011

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